Nauticus Robotics Announces Results for the First Quarter of 2024 HOUSTON – May 13, 2024. Nauticus Robotics, Inc. (“Nauticus” or the “Company”) (NASDAQ: KITT) today announced its financial results for the quarter ended March 31, 2024. “We have successfully deployed Aquanaut Mark 2 in the Gulf of Mexico and tested the platform at depths greater than 1300 meters,” said John W. Gibson, Jr., Nauticus’ CEO and President. “We should generate daily revenue from the Aquanaut Mark 2 vehicle beginning in Q3 2024 and have a strong queue of new opportunities developing. To maximize margins, we remain committed to keeping G&A expenses low, which can be seen in our results this quarter.” Operational Highlights • Vehicle 2 Testing: Nauticus tested its flagship AUV Aquanaut Mark 2 (Vehicle 2) in the Gulf of Mexico during Q1 2024. The tests boosted confidence in the vehicle being capable of generating daily revenue in Q3 2024 from existing contracts. • Vehicle 1 Assembly: Given the successful testing of Vehicle 2, final assembly was initiated on Vehicle 1. The testing of Vehicle 1 is expected to begin in Q2 with Florida Atlantic University. This is expected to reduce Nauticus’ monthly certification cost by up to 90%. The goal is to put Vehicle 1 in service with Vehicle 2 during Q4 2024. • Vehicle 3 Assembly: Vehicle 3 is pending assembly. Assembly and staffing for deployment for Vehicle 3 will be initiated when both Vehicle 1 and Vehicle 2 are generating revenue. • Day rates: Day rates for services including the vessel, personnel, and Aquanaut vehicle are expected to be between $25,000 and $70,000 depending on the depth, duration, and distance from shore. • Software Platform Commercialization: Nauticus has added Jason Close, an experienced executive in bringing complex software products to market. Jason’s specialty is increasing enterprise value though the commercialization of complex software platforms. Financial Results Exhibit 99.1

• Revenue: Nauticus reported first-quarter revenue of $0.5 million, compared to $2.8 million for the prior-year period and $1.1 million for the prior quarter. Q1 marks the first time that Nauticus has recognized revenue from commercial sources, an important step in reducing dependence on historical defense revenues. • Operating Expenses: Total expenses during the first quarter were $6.0 million, a $2.6 million decrease from the prior-year period, and a $29.3 million decrease from Q4 2023. • Impairment Charges: In Q1 2024 Nauticus reported $0 in impairment charges for property plant and equipment compared to $25.4 million in Q4 2023. • Net Income: For the first quarter, Nauticus recorded net income of $0.4 million, or $0.01 per basic earnings per share. This compares with a net loss of $14.1 million from the same period in 2023, and a net loss of $39.5 million in the prior quarter. • Adjusted Net Loss: Nauticus reported adjusted net loss of $7.4 million for the first quarter, compared to $10.7 million for the same period in 2023. Adjusted net loss is a non-GAAP measure which excludes the impact of certain items, as shown in the non-GAAP reconciliation table below. • 2024 G&A Cost: Nauticus reported G&A first-quarter costs of $3.4 million, which is a decrease of $1.8 million compared to the same period in 2023. This includes a non-cash stock compensation expense of $0.5 million and non-recurring legal fees of $0.4 million. Balance Sheet and Liquidity • As of March 31, 2024, the Company had cash and cash equivalents of $6.2 million, compared to $0.8 million as of December 31, 2023. • In Q1, the Company closed additional financing of $13.3 million to provide liquidity needed for operations and testing. Conference Call Details Nauticus will host a conference call on May 14, 2024 at 9:00 a.m. Central Daylight Time (10:00 a.m. EDT) to discuss its results for the quarter March 31, 2024. To participate in the earnings conference call, participants should dial toll free at 800-225-

9448, conference ID: KITT, or access the listen-only webcast at the following link: https://events.q4inc.com/attendee/621212712. A link to the webcast will also be available on the Company’s website (https://ir.nauticusrobotics.com/). Following the conclusion of the call, a recording will be available on the Company’s website. About Nauticus Robotics Nauticus Robotics, Inc. develops autonomous robots for the ocean industries. Autonomy requires the extensive use of sensors, artificial intelligence, and effective algorithms for perception and decision allowing the robot to adapt to changing environments. The company’s business model includes using robotic systems for service, selling vehicles and components, and licensing of related software to both the commercial and defense business sectors. Nauticus has designed and is currently testing and certifying a new generation of vehicles to reduce operational cost and gather data to maintain and operate a wide variety of subsea infrastructure. Besides a standalone service offering and forward-facing products, Nauticus’ approach to ocean robotics has also resulted in the development of a range of technology products for retrofit/upgrading traditional ROV operations and other third-party vehicle platforms. Nauticus’ services provide customers with the necessary data collection, analytics, and subsea manipulation capabilities to support and maintain assets while reducing their operational footprint, operating cost, and greenhouse gas emissions, to improve offshore health, safety, and environmental exposure. Cautionary Language Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Act”), and are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws. Such forward-looking statements include but are not limited to: the expected timing of product commercialization or new product releases; customer interest in Nauticus’ products; estimated operating results and use of cash; and Nauticus’ use of and needs for capital. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” or “continue” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Nauticus’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Nauticus is not under any obligation and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which Nauticus has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”) for a more complete discussion of the risks and uncertainties facing the Company and that could cause actual outcomes to be materially different from those indicated in the forward-looking statements made by the Company, in particular the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in documents filed from time to time with the SEC, including Nauticus’ most recent Annual Report on Form 10-K. Should one or more of these risks, uncertainties, or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. The documents filed by Nauticus with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

NAUTICUS ROBOTICS, INC. UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS March 31, 2024 December 31, 2023 (Unaudited) ASSETS Current Assets: Cash and cash equivalents $6,187,307 $753,398 Restricted certificate of deposit 50,706 201,822 Accounts receivable, net 157,327 212,428 Inventories 2,214,726 2,198,797 Prepaid expenses 1,579,585 1,889,218 Other current assets 316,018 1,025,214 Assets held for sale 1,310,832 2,940,254 Total Current Assets 11,816,501 9,221,131 Property and equipment, net 15,858,895 15,904,845 Operating lease right-of-use assets 1,568,705 834,972 Other assets 187,387 187,527 Total Assets $29,431,488 $26,148,475 LIABILITIES AND STOCKHOLDERS’ DEFICIT Current Liabilities: Accounts payable $6,693,450 $7,035,450 Accrued liabilities 6,500,357 7,339,099 Contract liability 478,079 2,767,913 Operating lease liabilities - current 356,421 244,774 Total Current Liabilities 14,028,307 17,387,236 Warrant liabilities 8,726,903 18,376,180 Operating lease liabilities - long-term 1,229,219 574,260 Notes payable - long-term, net of discount (related party) 44,949,988 31,597,649 Total Liabilities $68,934,417 $67,935,325 Stockholders’ Deficit Common stock, $0.0001 par value; 625,000,000 shares authorized, 57,317,025 and 50,035,824 shares issued, respectively, and 57,317,025 and 50,035,824 shares outstanding, respectively $5,732 $5,004 Additional paid-in capital 78,869,430 76,999,849 Accumulated deficit (118,378,091) (118,791,703) Total Stockholders’ Deficit (39,502,929) (41,786,850) Total Liabilities and Stockholders' Deficit $29,431,488 $26,148,475

NAUTICUS ROBOTICS, INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS Three Months Ended 3/31/2024 12/31/2023 3/31/2023 Revenue: Service $464,354 $1,063,603 $2,820,780 Total revenue 464,354 1,063,603 2,820,780 Costs and expenses: Cost of revenue (exclusive of items shown separately below) 2,093,955 1,901,769 2,932,267 Depreciation 426,185 242,360 273,099 Research and development 63,534 414,678 226,967 General and administrative 3,430,010 3,737,874 5,212,644 Severance - 1,075,408 - Impairment of property and equipment - 25,354,791 - Loss on contract - 2,542,913 - Total costs and expenses 6,013,684 35,269,793 8,644,977 Operating loss (5,549,330) (34,206,190) (5,824,197) Other (income) expense: Other (income) expense, net (96,473) (388,328) 1,152,381 (Gain) loss on lease termination (15,365) 453,162 - Foreign currency transaction loss (gain) 5,147 (12,041) (9,884) Change in fair value of warrant liabilities (8,309,623) 3,872,731 2,236,904 Interest expense, net 2,453,372 1,410,875 4,935,067 Total other (income) expense, net (5,962,942) 5,336,399 8,314,468 Net income (loss) $413,612 $(39,542,589) $(14,138,665) Basic earnings (loss) per share $0.01 $(1.23) $(0.36) Diluted loss per share $(0.11) $(1.23) $(0.36) Basic weighted average shares outstanding 44,635,720 41,191,799 39,765,361 Diluted weighted average shares outstanding 66,742,808 41,191,799 39,765,361

NAUTICUS ROBOTICS, INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS Years ended March 31, 2024 2023 Cash flows from operating activities: Net income (loss) $ 413,612 $ (14,138,665) Adjustments to reconcile net income (loss) to net cash used in operating activities: Depreciation 426,185 273,099 Amortization of debt discount 1,159,596 907,865 Amortization of debt issuance cost 142,821 - Accretion of RCB Equities #1, LLC exit fee 24,212 - Stock-based compensation 530,655 1,214,863 Change in fair value of warrant liabilities (8,309,623) 2,236,904 Non-cash impact of lease accounting 115,778 60,819 Gain on disposal of assets (4,231) - Gain on lease termination (15,365) - Gain on short-term investments - (40,737) Changes in current assets and liabilities: Accounts receivable 55,101 (1,012,210) Inventories (15,930) (4,346,657) Contract assets - 249,964 Other assets 1,196,413 (328,609) Accounts payable and accrued liabilities (22,133) 6,193,155 Contract liabilities (2,289,834) - Operating lease liabilities (67,539) (143,729) Net cash used in operating activities (6,660,282) (8,873,938) Cash flows used in/from investing activities: Capital expenditures (324,147) (1,493,978) Proceeds from sale of assets held for sale 384,708 - Proceeds from sale of property and equipment 7,921 - Proceeds from sale of short-term investments - 5,000,000 Net cash from investing activities 68,482 3,506,022 Cash flows from financing activities: Proceeds from notes payable 13,305,000 - Payment of debt issuance costs on notes payable (1,279,291) - Proceeds from exercise of stock options - 59,190 Net cash from financing activities 12,025,709 59,190 Net change in cash and cash equivalents 5,433,909 (5,308,726) Cash and cash equivalents, beginning of year 753,398 17,787,159 Cash and cash equivalents, end of year $ 6,187,307 $ 12,478,433

NAUTICUS ROBOTICS, INC. Unaudited Reconciliation of Net Loss Attributable to Common Stockholders (GAAP) to Adjusted Net Loss Attributable to Common Stockholders (NON-GAAP) Adjusted net loss attributable to common stockholders is a non-GAAP financial measure which excludes certain items that are included in net loss attributable to common stockholders, the most directly comparable GAAP financial measure. Items excluded are those which the Company believes affect the comparability of operating results and are typically excluded from published estimates by the investment community, including items whose timing and/or amount cannot be reasonably estimated or are non-recurring. Adjusted net loss attributable to common stockholders is presented because management believes it provides useful additional information to investors for analysis of the Company’s fundamental business on a recurring basis. In addition, management believes that adjusted net loss attributable to common stockholders is widely used by professional research analysts and others in the valuation, comparison, and investment recommendations of companies such as Nauticus. Adjusted net loss attributable to common stockholders should not be considered in isolation or as a substitute for net loss attributable to common stockholders or any other measure of a company’s financial performance or profitability presented in accordance with GAAP. A reconciliation of the differences between net loss attributable to common stockholders and adjusted net loss attributable to common stockholders is presented below. Because adjusted net loss attributable to common stockholders excludes some, but not all, items that affect net loss attributable to common stockholders and may vary among companies, our calculation of adjusted net loss attributable to common stockholders may not be comparable to similarly titled measures of other companies. Three Months Ended 3/31/2024 12/31/2023 3/31/2023 Net loss attributable to common stockholders (GAAP) $413,612 $(39,542,589) $(14,138,665) Change in fair value of warrant liabilities (8,309,623) 3,872,731 2,236,904 Impairment of property and equipment - 25,354,791 - Stock compensation expense 530,655 432,053 1,214,863 Severance - 1,075,408 - Adjusted net loss attributable to common stockholders (non-GAAP) $(7,365,356) $(8,807,606) $(10,686,898)